UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                 August 11, 2008


                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


777 Old Saw Mill River Road
Tarrytown, NY                                                   10591
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (914) 606-3500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

                     On August 11, 2008, EpiCept Corporation (the "Registrant")
              issued a press release announcing its operating and financial results for the quarter ended June 30, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

                     This information shall not be deemed "filed" for purposes
              of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



Item 9.01     Financial Statements and Exhibits
              (c) Exhibits

              99.1 Press release of EpiCept Corporation, dated August 11, 2008, announcing the operating and financial results for the quarter ended June 30, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EPICEPT CORPORATION

                                         /s/ ROBERT W. COOK
                                         ------------------------------------
                                         Name: Robert W. Cook
                                         Title: Chief Financial Officer

Date: August 11, 2008

                                  EXHIBIT INDEX


   Exhibit                                 Description
   -------                                 -----------

     99.1 Press release of EpiCept Corporation, dated August 11, 2008, announcing the operating and financial results for the quarter ended June 30, 2008.